Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT, dated as of March 19, 2008 (this “Amendment”) to the Amended and Restated Credit Agreement (2006-A), dated as of December 15, 2006 (as heretofore amended, the “Agreement”), by and among AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED (“Bermuda Holding 2 Limited”), an exempted company organized and existing under the laws of Bermuda, AIRCASTLE IRELAND NO. 1 LIMITED (“AI 1 Ltd.”), a limited liability company incorporated in Ireland, AIRCASTLE IRELAND NO. 3 LIMITED (“AI 3 Ltd.”), a limited liability company incorporated in Ireland, and certain Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates (such Holdings Subsidiary Trusts and Holdings SPCs being referred to individually as a “Borrower” or collectively as the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and certain lenders from time to time parties thereto.  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, Bermuda Holding 2 Limited, AI 1 Ltd., AI 2 Ltd., the Borrowers, the Lenders and the Administrative Agent are parties to the Agreement;

WHEREAS, the Borrowers have requested that the Lenders amend the Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Section 1.1 of the Agreement. Subsection 1.1 of the Agreement is hereby amended by amending and restating the definition of “Total Revolving Credit Commitment” as set forth below and inserting, in proper alphabetical order, the below definition of “Third Amendment”:

(a) “Third Amendment” means the Third Amendment dated as of March 19, 2008 to the Agreement, among Bermuda Holding 2 Limited, AI 1 Ltd., AI 2 Ltd., the Borrowers, the Lenders and the Administrative Agent.

(b) “Total Revolving Credit Commitment” means (a) initially, a principal amount equal to $1,000,000 and (b) on any date after March 19, 2008 on which the aggregate outstanding principal amount of the Loans is less than $500,000,000, a principal amount equal to $500,000,000, in each case as may be reduced from time to time in accordance with Section 2.7.

2. Effectiveness.  This Amendment shall become effective upon the execution of this Amendment by the duly authorized representatives of Bermuda Holding 2 Limited, AI 1 Ltd., AI 2 Ltd., the Borrowers and the Lenders.

3. Fees and Expenses.  The Borrower shall pay all accrued and unpaid fees, costs and expenses in connection with this Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable legal fees and expenses of the Administrative Agent.

            4.  Continuing Effect of Loan Documents.  This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent.  Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.

            5.  Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            6.  Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            7.  Integration. This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

            8.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Chairman and Chief Executive Officer

AIRCASTLE IRELAND NO. 1 LIMITED

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

AIRCASTLE IRELAND NO. 3 LIMITED

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

CONSTITUTION AIRCRAFT LEASING (IRELAND) 4 LIMITED

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

JIMIN AIRCRAFT LEASING LIMITED

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Owner Trustee under the various Trust Agreements

By:	/s/ Val T. Orton
Name: Val T. Orton
Title: Vice President

AIRCRAFT MSN 138 LLC
AIRCRAFT MSN 139 LLC

AIRCRAFT MSN 25076 LLC
AIRCRAFT MSN 25117 LLC
AIRCRAFT MSN 29916 LLC
AIRCRAFT MSN 29917 LLC
AIRCRAFT MSN 29918 LLC
AIRCRAFT MSN 29919 LLC
AIRCRAFT MSN 29920 LLC
AIRCRAFT MSN 27137 LLC
AIRCRAFT MSN 368 LLC
AIRCRAFT MSN 1047 LLC
AIRCRAFT MSN 1059 LLC
AIRCRAFT MSN 1067 LLC
AIRCRAFT MSN 1099 LLC
AIRCRAFT MSN 1101 LLC

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager

AIRCRAFT MSN 1119 LLC
AIRCRAFT MSN 24952 LLC
AIRCRAFT MSN 25000 LLC
AIRCRAFT MSN 148 LLC
AIRCRAFT MSN 637 LLC
AIRCRAFT MSN 27152 LLC
AIRCRAFT MSN 27183 LLC
AIRCRAFT MSN 27342 LLC
AIRCRAFT MSN 27681 LLC
AIRCRAFT MSN 324 LLC
AIRCRAFT MSN 28231 LLC
AIRCRAFT MSN 29345 LLC
GAP INVESTMENT ONE, LLC
GAP INVESTMENT TWO, LLC
GAP INVESTMENT TWENTY-NINE, LLC
GAP INVESTMENT ONE, LLC

By:	/s/ Ron Wainshal
Name: Ron Wainshal
Title: Manager

ENDEAVOR AIRCRAFT LEASING (SWEDEN) 3 AB

By:	/s/ Peter Plunkett
Name: Peter Plunkett
Title: Director

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	/s/ Linda A. Carper
Name: Linda A. Carper
Title: Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Thomas Hollahan
Name: Thomas Hollahan
Title: VP